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                                 IMPROVESTORE







                             Consortium Agreement



                        Contract No: JOR3 - CT98 - 0221















                          Research funded in part by
                            THE EUROPEAN COMMISSION
                            in the framework of the
                         Non Nuclear Energy Programme
                                   JOULE III








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                         CONSORTIUM AGREEMENT
_________________________________________________________________


This agreement is made the day of 31 March 99 between the

Laboratoires SORAPEC SA, ("SORAPEC") established in France,

Accumuladores Autosil SA, Direccao de Novos Produtos e Novas Tecnologias ("AUTOSIL") established in Portugal,

Angewandte Solarenergie - ASE GmbH, Marketing and Sales ("ASE") established in the Federal Republic of Germany,

Photowatt International SA, Research and Development Department ("Photowatt") established in France,

Shell Solar Energy B.V. ("Shell Solar ") established in the Nederlands,

Commissariat a l'Energie Atomique, Direction des Reacteurs Nucleaires - Departement d'Etudes des Reacteurs, GENEC - Laboratoire de Valorisation Technologique ("GENEC") established in France,

(collectively "the Contractors") represented by their authorised representatives, and hereinafter referred to as "the Parties".


WHEREAS the Parties have decided to enter into a Contract with the Commission of the European Communities (hereinafter referred to as "the Commission") to carry out the project:

Title: Improvement of the Storage process of Electricity in Remote Photovoltaic Installations (IMPROVESTORE)
Contract No: JOR3-CT98-0221 (DG 12 - WSMN)

organised within the framework of the Non-Nuclear Energy research and technological development programme ("the Specific RTD Programme");

AND WHEREAS the Parties wish to define certain of their rights and obligations with respect to carrying out of the EC Contract.


NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

                                   ARTICLE 1

                                  DEFINITIONS


In this Agreement, unless the context otherwise requires:


1.0  Agreement shall mean this document entitled" Consortium      Agreement "
     including its Annexes and amendments made in accordance with Article 15 of this Agreement.


1.1 The legal terms "Parties" and "Project" shall have the respective meanings hereinbefore.


1.2  "EC Contract" shall mean the Contract No. JOR3-CT98-0221
     (DG 12 - WSMN) (including Annexes I and II) between the
     Commission of the one part and the Parties of the other part for the undertaking by the Parties of the Project.


1.3  "Annex I" shall mean Annex I (Technical Annex) to the EC Contract.

1.4  " Annex II " shall mean Annex II (General Conditions) to the EC Contract.

1.4 bis "Project" shall mean the Work Programme defined in Annex I up to the milestone covered by Article 3.1 of the EC Contract.

1.5 "Part A/B" shall mean Part A/B of Annex II (General Conditions) to the EC Contract.

1.6  "Coordinator" shall mean SORAPEC

1.7 "Foreground Information", "Foreground Patents", "Background Information", "Background Patents", "Proprietary Information" and "Complementary Contractor" shall have the respective meanings given to such expressions in Article 14 of Part B.

1.8 "Project Coordination Committee" shall mean the Project Coordination Committee established by the Parties in accordance with Article 2 (Project Management) of Annex I.

1.9 "Project Share" shall mean for each Party that Party's share of the total cost of the Project as shown in the project proposal submitted to the Commission.


                                   ARTICLE 2

                              PURPOSE AND SCOPE


2.1 The Parties undertake to cooperate under the conditions of this Agreement in order to execute and fulfil the EC Contract.

2.2 The scope of the Project is set out in Annex I and the performance of the Project shall be shared between the Parties according to the tasks and amounts respectively indicated in Annex I.



                                   ARTICLE 3

                             COORDINATOR (SORAPEC)


     It is hereby agreed that the Coordinator shall assume overall responsibility for liaison between the Parties and the Commission concerning the Project, and for the administration of the implementation of the EC Contract. To this effect, the Coordinator shall discharge on behalf of the Parties such functions as are defined by this Agreement, the EC Contract and, from time to time, by the Project Coordination Committee.

     Such functions shall be limited to:

          a)   the coordination of the further negotiation of the EC Contract;

          b) supervision of the progress relative to the time schedule in Annex I or otherwise set up by common agreement of the Parties;


          c) subject as provided in Article 5. 1, collection of the Parties' documents and cost and other statements and forwarding thereof to the Commission.

          d) transmission of any documents connected with the Project between the Parties and from the Parties to the Commission and vice versa including, without limitation, the reports required by the EC Contract to be submitted to the Commission after their approval by the Project Coordination Committee.




                                 ARTICLE 4

                 PROJECT COORDINATION COMMITTEE


-4.1 The Parties shall establish a Project Coordination Committee composed of one (1) representative of each of them. Such Committee shall be chaired by the Coordinator. Each representative shall have one (1) vote, and decisions of the Project Coordination Committee shall be taken by a unanimous vote. After having informed the others (in writing), each Party shall have the right to replace its representative and to appoint a proxy.

4.2  The Project Coordination Committee shall be in charge of:

     a)   managing the Project.

     b)   reviewing and/or amending:
               - the terms of the EC Contract;
               - the costs or time schedules under the EC Contract; or
               - the termination date of the EC Contract.



                                 ARTICLE 5

                                 PAYMENTS


5.1 As the EC Contract provides for payments by the Commission to be made solely to the Party named in the EC Contract for that purpose, that Party shall ensure that, within twenty-eight (28) working days following receipt by it of:

     a)   notification that any such payment has been made to that Party, or

     b) advice from the Commission as to the amounts included in such payment for each of the Parties (whichever is received later).

A sum is transferred to each of the other Parties in the currency in which such payment is received from the Commission. Bank costs for the transfer of the money shall be born by that other Party. If the EC Contract provides for payments by the Commission to be made to a Party other than the Coordinator that Party shall be responsible (to the exclusion of the Coordinator) for complying with Article 3c of this Agreement.



                              ARTICLE 6

                           RESPONSIBILITIES

6.1  Towards the Coordinator and the Project Coordination Committee

     Each Party undertakes:

     promptly to supply to the Coordinator and the Project Coordination Committee all such information or documents as the Coordinator and the Project Coordination Committee may require in connection with the EC Contract to fulfil their obligations as provided for in this Agreement or as the Commission may properly request and to keep the Coordinator and the Project Coordination Committee informed of all such requests from the Commission and responses thereto;

     all reports are to conform to the guidelines set forth by the European Commission in the document entitled "JOULE III, Non Nuclear Energy Programme, Guidelines for Reporting" which is provided to the Contractors by the Co-ordinator.

6.2  Towards each other

          a)   Each Party undertakes to use all reasonable endeavours:

               i) to perform on time the tasks and work packages assigned solely to it under the schedule shown in Annex I and to make available rights and information on time to other Parties under the terms and conditions defined in Part B;

               ii) promptly to notify the Co-ordinator and each of the other Parties of any delay in performance in accordance with i) above;

              iii) to prepare and present the reports to be submitted to the Commission under the EC Contract in sufficient time to enable the Co-ordinator to submit them to the Commission in accordance with the timescales of the EC Contract; and

               iv) promptly to make to the other Parties, and to Complementary Contractors and the Commission, any notification required under Article 16 in Part B and, in the event of any such notification by another Party, to transmit to the Commission its observations thereon in accordance with Article 16 of Part B.

     b) In supplying any information or materials to any of the other Parties hereunder or under the EC Contract each Party undertakes to use all reasonable endeavours to ensure the accuracy thereof and (in the event of any error therein) promptly on being notified to correct the same but the supplier Party shall be under no further obligation or liability in respect of the same and no warranty condition or representation of any kind is made, given or to be implied in any case as to the sufficiency, accuracy or fitness for purpose of such information or materials, or the absence of any infringement of statutory monopoly or industrial property rights of third parties by the use of such information and materials and the recipient Party shall in any case be entirely responsible for the use to which it puts such information and materials.

     c) Each Party shall indemnify each of the other Parties, within the limits set out in Articles 6.3 and 6.6 of this Agreement, in respect of the acts and omissions of itself and of its employees and agents provided always that such indemnity shall not extend to claims for indirect or consequential loss or damages such as but not limited to loss of profit, revenue, contracts or the like.

6.3  Claims of the Commission

     If the Commission, in accordance with the provisions of the EC Contract claims any reimbursement, indemnity or payment of damages from one or more Parties:

     a) each Party whose default has caused or contributed to the claim being made shall indemnify each of the other Parties against such claims provided always that the total limit of liability of that Party to all of the other Parties collectively in respect of any and all such claims shall not exceed that Party's Project Share. Any excess shall be apportioned between all the Parties pro rata to their Project Shares; and

     b) in the event that it is not possible to attribute default to any Party under a) above, the amount claimed by the Commission shall be apportioned between all the Parties prorata to their Project Shares.

6.4  Towards Third Parties:

     - Each Party shall be solely liable for any loss incurred by, or damage or injury to third parties resulting from the implementation by such Party's Project share.

6.5  Associated Contracts and Subcontractors

     - Each Party shall be fully responsible for the performance of any part of its Project share in respect of which it enters into an associated contract or a subcontract (as defined in Article 1 of Part A).

6.6  Defaults and Remedies

     -    In the event of a substantial breach by a Party ("the
          Defaulting Party") of its obligations under this Agreement or the EC Contract which is irremediable or which is not
          remedied  within sixty (60) days of written notice from the other Parties requiring that it be remedied and the other
          Parties jointly terminate this Agreement with respect to the
     Defaulting Party by not less than one month's prior written      notice,
     such termination shall (without prejudice to Article 6.3)   take place
     with respect to the Defaulting Party and the      Defaulting Party shall
     be deemed to have agreed to the    termination of the EC Contract in
     respect of the participation of    the Defaulting Party under whichever
     of Articles 5.2 and 5.5 of    Part A as the other Parties and/or the
     Commission shall decide  provided always that:

     -    a)   without prejudice to any other rights of the other
               Parties, the licenses granted to the Defaulting Party by the other Parties under this Agreement as well as under the EC
               Contract shall cease immediately but the licenses so granted by the Defaulting Party to the other Parties and their Affiliated
               Companies shall remain in full force and effect;

     -    b)   the scope of the tasks of the Defaulting Party as
               specified in Annex I shall be assigned to one or several companies and/or entities which are chosen by the other Parties and are acceptable to the Commission and which agree to be bound by the terms of this Agreement.

     -    c)   the Defaulting Party shall:
               i)   assume all reasonable direct cost increase (if
                    any) resulting from the assignment referred to in
                    b) above in comparison with the costs of the tasks of the Defaulting Party as specified in Annex I; and

               ii) be liable for any such resulting additional direct cost incurred by the other Parties, up to a total amount which, taken together with any liability to the Commission under Article 6.3 of this Agreement, shall not exceed the total maximum limit of liability specified in that Article in respect of the Defaulting Party, and any excess amount shall be shared between the Parties (including the Defaulting Party) pro rata to their Project Shares at the time of termination; and

          d) the agreement which is deemed to have been given by the Defaulting Party as aforesaid shall be without prejudice to the rights of the Defaulting Party to appeal against the termination.

6.7  Continuation in Force

     - The provisions of this Article 6 shall survive the expiration or termination of this Agreement (whether under Article 6.6 or otherwise) to the extent necessary to enable the Parties to pursue the remedies provided for in this Article.





                                   ARTICLE 7

                                 FORCE MAJEURE

     The provisions of the EC Contract relating to Force Majeure shall apply to this Agreement

     - The Parties shall bear no liability towards each other for any non-fulfilment of this Agreement caused by cases of Force Majeure, such as, but not limited to, strike, lockout, labour disputes, fire explosions, nuclear catastrophes, transportation accidents, natural disaster, earthquake, riot, rebellion, government seizures, laws, or any other cases which are beyond the control of the affected Party. The Party affected by Force Majeure will notify the other Parties immediately of the existence and probable duration of the effects of Force Majeure and will make any reasonable effort to keep to a minimum the effects of Force Majeure on the other Parties and resume complete fulfilment of the Agreement as soon as possible. If Force Majeure should continue for a period in excess of six (6) months, the Parties shall consult and agree the further steps to be taken. If no agreement can be reached between the Parties, the matter shall be decided by the Project Coordination Committee.


                                 ARTICLE 8

        OWNERSHIP, EXPLOITATION AND DISSEMINATION OF RESULTS


8.1  Foreground for exploitation

     - Each Contractor and each Complementary Contractor shall be entitle to exploit all the foreground, including to procure the manufacture of products by third parties for exploitation by the contractor at its risks and account and shall grant each other access right for exploitation of foreground, on a royalty-free basis.

          Any Contractor not generally undertaking commercial activities and unable itself to commercialise its foreground may grant the above access right on, instead of royalty-free conditions, fair and reasonable financial or similar conditions which have regard to the Contractors contribution to the project and the commercialisation potential of the foreground. Agreement shall not delay or prejudice commercialisation , and , if necessary, the access right to enable commercialisation to commence shall be granted prior to the final conditions to be agreed. Any Contractor applying this subparagraph shall not use the foreground in commercial activities.


8.2 As stated in Article 9.1 of Part B, Foreground Information or Patents generated during the course of the Project shall be owned by the Contractor generating such information or patents.

8.3 Access rights given to the Parties on Foreground Patents and Information shall include the right to sub-license.

8.4 If any Party proposes to employ a subcontractor or an associated contractor (as defined in Article 1 of Part A) to carry out any part of that Party's work on the Project, such employment shall only be on terms which enable that Party to carry out its obligations under the EC Contract and this Agreement (including but not limited to Articles 8.1, 8.2 and 9 of this Agreement and Part B) and shall be subject to the approval of the Commission as provided for in the EC Contract. That Party shall not without the prior written agreement of the other Parties grant to the subcontractor or associated contractor any rights to or under any Foreground Information or Foreground Patents of the other Parties except to the extent required by the Commission under the terms of the EC Contract.

8.5 If, in the course of carrying out work on the Project, employees and/or subcontract and/or associated contractors of more than one Party jointly make an invention design or work, and if the features of such joint invention design or work are such that it is not possible to separate them for the purpose of applying for or obtaining the relevant patent protection or other industrial property rights, the Parties concerned may jointly apply for the relevant patent or other industrial property rights.

8.6 The provisions of this Article 8 shall survive the termination or expiration of this Agreement.



                                 ARTICLE 9

                              CONFIDENTIALITY

9.1 As respects all information (including Foreground and Background Information and whether oral, in writing or computer form), whether of a technical nature or otherwise relating in any manner to the business or affairs of another Party, as is disclosed to a Party on a confidential basis by any other Party hereunder or otherwise in connection with the Project whether pending or after execution of the EC Contract each Party (in addition and without prejudice to any undertaking given by that Party under the EC Contract as to use or confidence) undertakes to each of the other Parties that:

     - (a) it will not, during the term of this Agreement, directly or indirectly divulge such confidential information without prior written approval of the other Parties or of their nominees

     - (b) it will during the period of five (5) years, treat the same as (and use reasonable endeavours to procure that the same be kept) confidential and not disclose the same to any other person, without the prior written consent of the disclosing Party in each case;

     - (c) it will not, during a period of five (5) years from the date of disclosure, use any such information for any purpose other than in accordance with the terms of the EC Contract and this Agreement; and

     - (d) each Party and its employees shall take all reasonable precautions to ensure that, when dealing with confidential information submitted to it by other Parties, it will prevent any unauthorised person from having access to such information or to any report or records of any tests or trials carried out in relation thereto or concerning the research covered by this Agreement;

               provided always that

               i) Such undertaking shall not in any case be deemed to extend to any information which a Party can show:

                    A) was at the time of receipt published or otherwise generally available to the public,

                    B) has after receipt by the receiving Party been published or become generally available to the public otherwise than through any act or omission on the part of the receiving Party,

                    C)   was already in the possession of the receiving Party
                         at the time of receipt   without any restrictions on
                         disclosure,

                    D) was rightfully acquired from others without any undertaking of confidentiality imposed by the disclosing Party, or

                    E) was developed independently of the work under the EC Contract by the receiving Party.

               ii)  nothing herein contained shall prevent the   communication
                    of the same to the Commission or (against similar undertakings of confidence and for delivery up of such information as are contained in this Agreement) to any Affiliated Company or to any permitted third party insofar as necessary for the proposer carrying out of the EC Contract and/or the exploitation and/or the commercialisation of Foreground Information of
                    Foreground Patents.

9.2 No provision in this Article 9 will limit the rights of the Parties under Part B.

9.3 The provisions for this Article 9 shall survive the termination or expiration of this Agreement.



                                   ARTICLE 10

                            DURATION, TERMINATION

10.1 This Agreement shall come into force as of the date of its signature and shall thereafter continue in full force and effect, in the event that the EC Contract is duly entered into, until complete discharge of all obligations undertaken by the Parties under the EC Contract and under this Agreement as well as any amendment or extension thereof.

10.2 No Party shall be entitled to withdraw from or to terminate this Agreement and/or its participation in the project unless:

     -    a)   the Party has obtained the prior written consent of the other
               Parties (which shall be deemed to be given if, in the case of a termination by the Coordinator, the Coordinator gives six months notice in writing to the other Parties and to the Commission) and of the Commission to the withdrawal or termination, or

     -    b)   that Party's participation in the EC Contract is terminated by the Commission pursuant to the provisions of Article 5.3 of Part A, or

     -    c)   the EC Contract is terminated by the Commission for any reason whatsoever, provided always that a Party shall not by withdrawal or termination be relieved from:

          -    i)   any of its obligations under this Agreement which are
                    intended to survive such event, and

          - ii) its responsibilities under this Agreement or the EC Contract in respect of that part of that Party's work on the Project which has been carried out (or which should have been carried out up to the date of withdrawal or termination), or and

          - iii) from any of its obligations or liabilities arising out of such withdrawal or termination.

10.3 In the event that any Party's participation in the EC Contract is terminated by the Commission pursuant to the provisions of Article 5.3 of Part A, then without prejudice to any other rights of the other Parties
     the provisions of paragraphs a), b) and c) of Article 6.6 of     this
     Agreement shall apply correspondingly.

10.4 In the event that any Party enters into bankruptcy or liquidation or any other arrangement for the benefit of its creditors the other Parties shall, subject to approval by the Commission, be entitled to take over the fulfilment of such Party's obligations and to receive subsequent payments under the EC Contract in respect thereof. In such event all rights and obligations under the EC Contract and this Agreement shall in good faith be re-distributed among the remaining Parties and the affected Party on the basis of the work performed by the affected Party prior to the occurrence of the above circumstances.



                                   ARTICLE 11

                            SETTLEMENT OF DISPUTES

11.1 In case of dispute or difference between the Parties arising out of or in connection with his Agreement, the Parties shall first endeavour to settle it amicably.

11.2 All disputes or differences arising in connection with this Agreement which cannot be settled as provided for in the preceding Article 11.1 shall be finally settled by arbitration according to the Rules of Arbitration of the International Chamber of Commerce, Paris (1998 edition). Place of Arbitration shall be Paris, France.

11.3 The award of Arbitrator will be final and binding upon the Parties concerned. The Arbitrator shall determine by whom and to whom the costs of arbitration shall be paid.


                                 ARTICLE 12

                                 LANGUAGE

     This Agreement is drawn up in English which language shall govern all documents, notices and meetings for its application and/or extension or in any other way relative thereto.



                                 ARTICLE 13

                               APPLICABLE LAW

     This Agreement shall be construed according to and governed by the law of France;



                                 ARTICLE 14

                              NOTICE PROVISION

14.1 Any notice to be given under this Agreement to the Parties shall be in writing and may be served by leaving it or sending it by prepaid recorded delivery or registered post to their respective addresses recorded on the first page of this Agreement or at such other address as may have been notified in accordance with this Agreement for such purpose.

14.2 Any notice so served by post shall (unless the contrary is proved) be deemed to have been served on the fifth working day after the envelope containing the same was posted, and in proving such service it shall be sufficient to prove that the notice was properly addressed and was posted in accordance with Article 14.1.



                                 ARTICLE 15

                       ENTIRE AGREEMENT, AMENDMENTS

     This Agreement, and the EC Contract constitute the entire Agreement between the six (6) Parties in respect of the Project.

     Amendments or changes to this Agreement shall be valid only if made in writing and signed by an authorised signatory of each of the Parties. Any verbal Agreement has to be confirmed in writing by each of the Parties.

AS WITNESS the Parties have caused this Agreement to be duly signed by the undersigned authorised representative the day and year first above written.

Authorized to sign on behalf of SORAPEC ("the Coordinator"), France

___________________________   ________________________________
Signature                     Title
Name



Authorized to sign on behalf of AUTOSIL, Portugal

___________________________   _________________________________
Signature                     Title
Name



Authorized to sign on behalf of TRANSENERGIE, France

___________________________   _________________________________
Signature                     Title
Name



Authorized to sign on behalf of ASE, Germany

___________________________   _____________________________
Signature                     Title
Name


Authorized to sign on behalf of PHOTOWATT, France

___________________________   _____________________________
Signature                     Title
Name


Authorized to sign on behalf of SHELL SOLAR, The Nederlands

___________________________   ______________________________
Signature                     Title
Name



Authorized to sign on behalf of GENEC, France

___________________________   ______________________________
Signature                     Title
Name